BlackRock Long-Horizon Equity Fund

(the “Fund”)

Supplement dated December 11, 2018

to the Summary Prospectus, Prospectus and Statement of Additional Information of the Fund

dated February 28, 2018, as supplemented to date

As a result of Stuart Reeve’s upcoming retirement from BlackRock, Inc., he will no longer serve as a portfolio manager of the Fund effective on or about April 30, 2019.

Shareholders should retain this Supplement for future reference.